UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 23, 2009

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2009, the Board of Directors of Bed Bath & Beyond Inc. (the “Company”) approved an amendment to the Amended By-laws of the Company (the “By-laws”) to delete the current ARTICLE V of the By-laws, concerning indemnification, and replace it with a new ARTICLE V, effective the same day.

The provisions of the new ARTICLE V govern the indemnification of any director or officer of the Company or any employee of the Company who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise by reason of the fact that, in the case of directors and officers of the Company, is or was a director or officer of the Company, or is or was at the request of the Company serving as an officer or director or in any other capacity with another corporation, partnership, joint venture, trust or other enterprise or entity (including, without limitation, any employee benefit plan), and in the case of employees of the Company, is or was serving (a) as a director or officer of a corporation or in a capacity equivalent to that of a director or officer for any partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in which the Company had at the time of such service, directly or indirectly, a 50% or greater equity interest or (b) at the written request of the Company, as a director or officer of a corporation or in a capacity equivalent to that of a director or officer for any partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in which the Company had at the time of such service, directly or indirectly, a significant business interest but a less than 50% equity interest (or, in the case of an employee benefit plan, no equity interest at all), against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

The foregoing description of the amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

3.1         Amended By-laws of Bed Bath & Beyond Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: September 29, 2009	By:	/s/ Eugene A. Castagna
By: Eugene A. Castagna
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)